Exhibit 99.1

REALPAGE, INC.
CORPORATE GOVERNANCE GUIDELINES
1.Director Qualifications
The Board of Directors (the “Board”) of RealPage, Inc. (the “Company”) will have a majority of directors who meet the criteria for independence required by the listing rules of the Nasdaq Stock Market (“NASDAQ”). The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of potential new Board members as well as the composition of the Board as a whole. This assessment will include members’ qualification as independent, as well as consideration of character, judgment, diversity, age, skills, including financial literacy, and experience in the context of the needs of the Board and the business of the Company. Nominees for directorship will be selected by the Nominating and Governance Committee and approved by the Board in accordance with such policies and principles as the Board may promulgate after considering the recommendation of such Committee. The invitation to join the Board should be extended by the Chair of the Nominating and Governance Committee and the Chairman of the Board on behalf of the entire Board.
The Board believes that maintaining a board with a range of skills and experience meeting the needs of the Company is important, as is maintaining a size that facilitates group discussion and collegiality.
It is the sense of the Board that individual directors who change the principal responsibility they held when they were elected to the Board should volunteer to resign from the Board in order to give the Board an opportunity to review the continued appropriateness of Board membership under the circumstances. In the course of such review, the Board will receive and consider the recommendation of the Nominating and Governance Committee. It is not the sense of the Board that in every instance the directors who retire or change from the position they held when they came on the Board should necessarily leave the Board.
Each director should be able and prepared to devote sufficient time and effort to his or her duties as a director. Directors shall not sit on more than six (6) public boards or, if such director is a CEO of a public company, shall not sit on the board of more than two public companies besides the board of his or her own company. Directors should advise the Chairman of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board, and no director shall serve on the board of any competitor of the Company.
The Board does not believe it should establish term limits. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s industry, business operations, history, policy and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve through the evaluation and nomination process described in these Guidelines.
It is the sense of the Board that a director should not, as a general matter, stand for re-election as a non-employee director after his or her 75th birthday. Non-employee directors shall tender their resignation no later than the expiration of their elected term following their 75th birthday (the “Age of Retirement”). Retirement of a director who has reached the Age of Retirement may be postponed if the Board determines that it would be in the best interests of the Company and its stockholders under the particular circumstances existing at the time for an exception to this policy to be granted. In addition, the Board may nominate any person for election as a non-employee director regardless of his or her age at the time of election if the Board determines that, due to his or her unique capabilities and/or special circumstances, the election of such person is in the best interest of the Company.
2.    Director Responsibilities
The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and all of its shareholders. In discharging that obligation, a director is entitled to rely on the Company’s executives, employees, outside advisors and auditors as to matters the director reasonably believes are within such person’s professional or expert competence.
Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. To the extent feasible, information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should be distributed in writing to the directors before the meeting, and directors should come prepared to contribute substantively at the meeting by reviewing these materials in advance of the meeting. Directors are encouraged, but are not required, to attend the annual meeting of shareholders.
The Board has no general policy with respect to the separation of the offices of Chairman of the Board and the Chief Executive Officer and, if such offices are separated, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it is in the best interests of the Company for the Board to make a determination from time to time of whether the offices of Chairman of the Board and Chief Executive Officer should be separated when it elects a new Chief Executive Officer or Chairman of the Board.
Each director is free to suggest the inclusion of items on the agenda of any Board meeting. Each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company’s long-term strategic plans, including succession plans, and the principal issues that the Company will face in the future during at least one Board meeting each year.
The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.
Directors shall avoid actual or apparent conflicts with the Company’s interests. Directors shall disclose to the rest of the Board members any potential conflict of interest they may have with respect to a matter under discussion and, if appropriate, recuse themselves from board discussions of the matter and/or refrain from voting on a matter on which they may have a conflict.
Directors shall comply with all laws, rules and regulations applicable to their capacity as directors of the Company, including, among others, the insider trading laws, rules and regulations.

3.    Lead Director
From time to time the independent directors will, in consultation with the Chief Executive Officer, select a Lead Director from among the independent directors. The Lead Director’s name will be disclosed in the Company’s annual proxy statement. The duties of the Lead Director include the following:

•	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•	serving as liaison between the Chairman and the independent directors; and

•	having the authority to call meetings of the independent directors.
4.    Executive Sessions
The non-employee directors will meet in executive session at each Board meeting. Each executive session may include, among other things, (1) a discussion of the performance of the Chairman and the Chief Executive Officer, (2) matters concerning the relationship of the Board with the management directors and other members of senior management, and (3) such other matters as the non-employee directors deem appropriate. No formal action of the Board will be taken during any executive session of the non-employee directors, although the non-employee directors may subsequently recommend matters for consideration by the full Board.
In addition, the Lead Director will relate the discussions of the executive sessions to the Chief Executive Officer, participate in the discussion of Chief Executive Officer performance with the Compensation Committee, and ensure that the Board annually conducts a self-assessment.
If any non-employee directors are not independent, at least twice per year the independent directors will meet alone in an executive session.
For purposes of these Corporate Governance Guidelines, non-employee directors will mean only those directors who (i) are not current employees of the Company and (ii) have not been employees of the Company at any time during the past three years.
5.    Communications with Shareholders
The Board believes that the management speaks for the Company. Individual directors may, in special circumstances, meet or otherwise communicate with various constituencies that are involved with the Company. However, it is expected that directors will do this only with the knowledge of the management and as authorized by the Chairman, the Chief Executive Officer, the Board or an appropriate committee of the Board.
6.    Board Committees
The Board will have at all times the following standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Audit Committee will comply with the independence, experience and other requirements of NASDAQ and the Sarbanes-Oxley Act of 2002. The Compensation Committee and the Nominating and Governance Committee will comply with the rules regarding independence set forth by NASDAQ. The Board may, from time to time, establish or maintain additional committees as it deems necessary or appropriate.
Committee members will be appointed by the Board, which will consider the recommendation of the Nominating and Governance Committee and the desires of individual directors. It is the sense of the Board that consideration should be given to rotating committee members periodically, but the Board does not feel that rotation should be mandated as a policy. The Board will consider Chairmanships every three years for the Compensation Committee and the Nominating and Governance Committee, and every three to six years for the Audit Committee.
Each standing committee will have its own charter. The charters of the Audit Committee, Compensation Committee and Nominating and Governance Committee will comply with the listing standards of NASDAQ and all laws applicable to such committees. All committee charters will set forth the purposes, duties, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its own performance and report such to the Board as a whole.
The Chair of each committee in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chair of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda for each meeting.
7.    Director Access to Officers, Employees and Independent Advisors
Directors have reasonable access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate with officers or other Company employees may be initiated directly by such director, or arranged, at such director’s option, through the Chairman or the Secretary or a Board committee. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will copy the Chief Executive Officer and Secretary on any written communications between a director and an officer or employee of the Company.
The Board expects regular attendance and participation at each Board meeting of senior officers of the Company.
The Board and each standing committee have the power to hire independent legal, financial or other advisors as they may deem reasonably necessary, without consulting or obtaining the approval of any officer of the Company.
8.    Director Compensation
The form and amount of director compensation will be determined by the Board, after consideration of the recommendation of the Compensation Committee. The Compensation Committee will conduct an annual review of director compensation, with such review to include outside advice when appropriate. The Compensation Committee will consider that directors’ independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

9.    Stock Ownership for Directors
Directors are encouraged to make a substantial investment in Company stock. Accordingly, the Board has adopted minimum stock ownership guidelines for directors. Directors are required to own a minimum number of shares with aggregate value equal to three (3) times their annual cash retainer within four years of joining the Board or as soon thereafter as practicable. Restricted stock awarded to a director under the RealPage, Inc. 2010 Equity Incentive Plan, as amended and restated on June 4, 2014, will be counted as shares owned for purposes of satisfying this minimum. For purposes of this stock ownership requirement, the value of Company shares will be determined in respect of each annual cash retainer based on the average closing stock price of the Company’s shares on NASDAQ on each of the five trading days immediately following the date on which such cash retainer is paid.
10.    Director Orientation and Continuing Education
All new directors must participate in the Company’s Orientation Program, which should be conducted within two months of each new director’s election or appointment to the Board. This orientation will include presentations by senior management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. All other directors are also invited to attend the Orientation Program.
In addition, directors should participate in continuing education on subjects that may assist them in discharging their duties, including regular reviews of compliance and corporate governance developments; business-specific learning opportunities through site visits and Board meetings; and briefing sessions on topics that present special risks and opportunities to the Company. The Company encourages the directors to participate in outside educational programs pertaining to the directors’ responsibilities and will pay reasonable expenses for a director’s participation in non-Company continuing education programs approved by the Nominating and Governance Committee.
11.    CEO Evaluation
Specific performance goals and objectives for the Chief Executive Officer’s compensation purposes will be determined by the Compensation Committee. The Lead Director and the Compensation Committee will meet annually to evaluate the Chief Executive Officer’s performance in light of those goals and objectives and will discuss such evaluation with the non-employee directors meeting in executive session. The Lead Director, Chairman and the Compensation Committee will discuss the results of the evaluations with the Chief Executive Officer.
12.    Management Succession
The Compensation Committee will oversee succession planning for the Chief Executive Officer and senior management, and will make an annual report to the Board. The entire Board will work with the Compensation Committee to nominate and evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

13.    Board Succession
The Nominating and Governance Committee will oversee succession planning for the Chairman and the Board of Directors, and will make an annual report to the Board. The entire Board will work with the Nominating and Governance Committee to nominate and evaluate potential successors to the Chairman and the Board of Directors. The Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
14.    Indemnification and D&O Insurance
The directors are entitled to have the Company purchase reasonable directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company’s amended and restated certificate of incorporation, amended and restated bylaws and any indemnification agreements, and to exculpation as provided by state law and the Company’s amended and restated certificate of incorporation.
15.    Annual Board Performance Evaluation
The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will develop Board evaluation policies and procedures and will discuss its assessment of the Board’s performance with the full Board following the end of each fiscal year. The assessment will include an assessment of the Board’s contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.
16.    Publication
These Corporate Governance Guidelines, along with the Corporate Code of Business Conduct and Ethics and each committee charter, will be published by the Company on its website.

Adopted and effective January 20, 2015.